Exhibit 99.2

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

dollars in thousands, except per-share data

	March 31		% Change
	2010	2009
BALANCE SHEET DATA

Total assets	$16,411,523	$16,493,522	(0.5%)
Loans, net of unearned income	11,964,840	12,009,060	(0.4%)
Investment securities	3,103,628	3,123,687	(0.6%)
Deposits	12,156,455	11,413,982	6.5%
Shareholders’ equity	1,969,838	1,861,321	5.8%

	Quarter Ended March 31
	2010	2009	% Change
INCOME SUMMARY

Interest income	$190,588	$195,567	(2.5%)
Interest expense	(52,079)	(71,451)	(27.1%)

Net interest income	138,509	124,116	11.6%
Provision for loan losses	(40,000)	(50,000)	(20.0%)
Investment securities gains (losses)	(2,223)	2,919	N/M
Other income	39,690	43,995	(9.8%)
Other expenses	(99,229)	(106,372)	(6.7%)

Income before income taxes	36,747	14,658	150.7%
Income tax expense	(9,267)	(1,573)	489.1%

Net income	27,480	13,085	110.0%
Preferred stock dividends and discount accretion	(5,065)	(5,031)	0.7%

Net income available to common shareholders	$22,415	$8,054	178.3%

PER COMMON SHARE:

Net income:
Basic	$0.13	$0.05	160.0%
Diluted	0.13	0.05	160.0%
Cash dividends	0.03	0.03	—

Shareholders’ equity	9.06	8.50	6.6%
Shareholders’ equity (tangible)	5.94	5.33	11.4%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.68%	0.33%
Return on average common shareholders’ equity	5.73%	2.18%
Return on average common shareholders’ equity (tangible)	9.13%	3.88%
Net interest margin	3.78%	3.45%
Efficiency ratio	53.77%	60.95%
Tangible common equity to tangible assets	6.61%	5.87%
Non-performing assets to total assets	1.90%	1.63%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)

dollars in thousands

				% Change from
	March 31 2010	March 31 2009	December 31 2009	March 31 2009	December 31 2009

ASSETS

Cash and due from banks	$276,200	$265,431	$284,508	4.1%	(2.9%)
Loans held for sale	53,798	102,033	85,384	(47.3%)	(37.0%)
Other interest-earning assets	7,842	14,329	16,591	(45.3%)	(52.7%)
Investment securities	3,103,628	3,123,687	3,267,086	(0.6%)	(5.0%)
Loans, net of unearned income	11,964,840	12,009,060	11,972,424	(0.4%)	(0.1%)
Allowance for loan losses	(264,915)	(192,410)	(256,698)	37.7%	3.2%

Net Loans	11,699,925	11,816,650	11,715,726	(1.0%)	(0.1%)
Premises and equipment	204,149	205,495	204,203	(0.7%)	—
Accrued interest receivable	58,689	59,369	58,515	(1.1%)	0.3%
Goodwill and intangible assets	551,537	556,496	552,563	(0.9%)	(0.2%)
Other assets	455,755	350,032	451,059	30.2%	1.0%

Total Assets	$16,411,523	$16,493,522	$16,635,635	(0.5%)	(1.3%)

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits	$12,156,455	$11,413,982	$12,097,914	6.5%	0.5%
Short-term borrowings	624,650	1,195,474	868,940	(47.7%)	(28.1%)
Federal Home Loan Bank advances and long-term debt	1,440,755	1,786,598	1,540,773	(19.4%)	(6.5%)
Other liabilities	219,825	236,147	191,526	(6.9%)	14.8%

Total Liabilities	14,441,685	14,632,201	14,699,153	(1.3%)	(1.8%)
Preferred stock	370,649	369,270	370,290	0.4%	0.1%
Common shareholders’ equity	1,599,189	1,492,051	1,566,192	7.2%	2.1%

Total Shareholders’ Equity	1,969,838	1,861,321	1,936,482	5.8%	1.7%

Total Liabilities and Shareholders’ Equity	$16,411,523	$16,493,522	$16,635,635	(0.5%)	(1.3%)

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

Loans, by type:
Real estate - commercial mortgage	$4,322,774	$4,068,342	$4,292,300	6.3%	0.7%
Commercial - industrial, financial and agricultural	3,684,903	3,653,503	3,699,198	0.9%	(0.4%)
Real estate - home equity	1,638,179	1,673,613	1,644,260	(2.1%)	(0.4%)
Real estate - residential mortgage	951,381	947,837	921,741	0.4%	3.2%
Real estate - construction	937,279	1,205,256	978,267	(22.2%)	(4.2%)
Consumer	361,681	378,851	360,698	(4.5%)	0.3%
Leasing and other	68,643	81,658	75,960	(15.8%)	(9.6%)

Total Loans, net of unearned income	$11,964,840	$12,009,060	$11,972,424	(0.4%)	(0.1%)

Deposits, by type:
Noninterest-bearing demand	$2,038,199	$1,776,169	$2,012,837	14.8%	1.3%
Interest-bearing demand	1,987,791	1,799,586	2,022,746	10.5%	(1.7%)
Savings deposits	2,972,621	2,125,297	2,748,467	39.9%	8.2%
Time deposits	5,157,844	5,712,930	5,313,864	(9.7%)	(2.9%)

Total Deposits	$12,156,455	$11,413,982	$12,097,914	6.5%	0.5%

Short-term borrowings, by type:
Federal funds purchased	$162,040	$397,158	$378,068	(59.2%)	(57.1%)
Customer repurchase agreements	245,265	249,256	259,458	(1.6%)	(5.5%)
Customer short-term promissory notes	217,345	343,845	231,414	(36.8%)	(6.1%)
Federal Reserve Bank borrowings and other	—	205,215	—	N/A	—

Total Short-term borrowings	$624,650	$1,195,474	$868,940	(47.7%)	(28.1%)

N/A - Not Applicable

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

dollars in thousands, except per-share data

	Quarter Ended			% Change from
	March 31 2010	March 31 2009	December 31 2009	March 31 2009	December 31 2009
Interest Income:
Interest income	$190,588	$195,567	$194,942	(2.5%)	(2.2%)
Interest expense	52,079	71,451	58,849	(27.1%)	(11.5%)

Net Interest Income	138,509	124,116	136,093	11.6%	1.8%
Provision for loan losses	40,000	50,000	45,020	(20.0%)	(11.2%)

Net Interest Income after Provision	98,509	74,116	91,073	32.9%	8.2%

Other Income:
Service charges on deposit accounts	14,267	14,894	15,174	(4.2%)	(6.0%)
Other service charges and fees	9,372	8,354	9,369	12.2%	—
Investment management and trust services	8,088	7,903	8,106	2.3%	(0.2%)
Gains on sales of mortgage loans	3,364	8,591	3,880	(60.8%)	(13.3%)
Investment securities gains (losses)	(2,223)	2,919	(1,872)	N/M	18.8%
Other	4,599	4,253	4,628	8.1%	(0.6%)

Total Other Income	37,467	46,914	39,285	(20.1%)	(4.6%)

Other Expenses:
Salaries and employee benefits	52,345	55,304	53,623	(5.4%)	(2.4%)
Net occupancy expense	11,650	11,023	10,612	5.7%	9.8%
FDIC insurance expense	4,954	4,288	4,841	15.5%	2.3%
Equipment expense	3,091	3,079	3,160	0.4%	(2.2%)
Data processing	2,624	3,072	2,228	(14.6%)	17.8%
Professional fees	2,546	2,228	2,397	14.3%	6.2%
Telecommunications	2,270	2,163	2,125	4.9%	6.8%
Marketing	1,830	2,571	2,638	(28.8%)	(30.6%)
Intangible amortization	1,314	1,463	1,421	(10.2%)	(7.5%)
Operating risk loss	511	6,201	867	(91.8%)	(41.1%)
Other	16,094	14,980	16,458	7.4%	(2.2%)

Total Other Expenses	99,229	106,372	100,370	(6.7%)	(1.1%)

Income Before Income Taxes	36,747	14,658	29,988	150.7%	22.5%
Income tax expense	9,267	1,573	5,606	489.1%	65.3%

Net Income	27,480	13,085	24,382	110.0%	12.7%
Preferred stock dividends and discount accretion	(5,065)	(5,031)	(5,046)	0.7%	0.4%

Net Income Available to Common Shareholders	$22,415	$8,054	$19,336	178.3%	15.9%

PER COMMON SHARE:

Net income:
Basic	$0.13	$0.05	$0.11	160.0%	18.2%
Diluted	0.13	0.05	0.11	160.0%	18.2%

Cash dividends	$0.03	$0.03	$0.03	—	—
Shareholders’ equity	9.06	8.50	8.88	6.6%	2.0%
Shareholders’ equity (tangible)	5.94	5.33	5.75	11.4%	3.3%

Weighted average shares (basic)	176,174	175,315	175,988	0.5%	0.1%
Weighted average shares (diluted)	176,681	175,548	176,413	0.6%	0.2%
Shares outstanding, end of period	176,509	175,507	176,364	0.6%	0.1%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.68%	0.33%	0.59%
Return on average common shareholders’ equity	5.73%	2.18%	4.91%
Return on average common shareholders’ equity (tangible)	9.13%	3.88%	7.96%
Net interest margin	3.78%	3.45%	3.67%
Efficiency ratio	53.77%	60.95%	54.61%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

dollars in thousands

	Quarter Ended
	March 31, 2010			March 31, 2009			December 31, 2009
	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,971,786	$159,424	5.39%	$12,041,286	$163,753	5.51%	$11,989,314	$163,972	5.43%
Taxable investment securities	2,663,127	28,149	4.23%	2,212,639	26,849	4.86%	2,580,754	27,297	4.23%
Tax-exempt investment securities	387,971	5,531	5.70%	503,265	6,887	5.47%	406,088	5,767	5.68%
Equity securities	141,896	809	2.29%	137,308	774	2.28%	144,071	851	2.35%

Total Investment Securities	3,192,994	34,489	4.33%	2,853,212	34,510	4.84%	3,130,913	33,915	4.33%
Loans held for sale	42,938	556	5.18%	104,467	1,261	4.83%	74,438	951	5.11%
Other interest-earning assets	10,793	25	0.95%	16,934	50	1.19%	22,745	56	0.98%

Total Interest-earning Assets	15,218,511	194,494	5.17%	15,015,899	199,574	5.38%	15,217,410	198,894	5.20%
Noninterest-earning assets:
Cash and due from banks	263,147			317,928			318,472
Premises and equipment	203,584			202,875			203,699
Other assets	1,086,635			924,755			987,094
Less: allowance for loan losses	(273,426)			(187,183)			(250,871)

Total Assets	$16,498,451			$16,274,274			$16,475,804

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,981,653	$1,840	0.38%	$1,754,003	$1,776	0.41%	$1,969,681	$2,099	0.42%
Savings deposits	2,847,427	5,201	0.74%	2,058,021	4,353	0.86%	2,772,340	5,546	0.79%
Time deposits	5,202,975	26,696	2.08%	5,432,676	43,767	3.27%	5,415,169	31,454	2.30%

Total Interest-bearing Deposits	10,032,055	33,737	1.36%	9,244,700	49,896	2.19%	10,157,190	39,099	1.53%
Short-term borrowings	871,981	549	0.25%	1,517,064	1,436	0.38%	618,087	584	0.37%
Federal Home Loan Bank advances and long-term debt	1,484,236	17,792	4.86%	1,787,493	20,119	4.55%	1,589,839	19,166	4.78%

Total Interest-bearing Liabilities	12,388,272	52,078	1.70%	12,549,257	71,451	2.31%	12,365,116	58,849	1.89%

Noninterest-bearing liabilities:
Demand deposits	1,973,146			1,657,658			1,991,210
Other	180,528			201,449			185,817

Total Liabilities	14,541,946			14,408,364			14,542,143
Shareholders’ equity	1,956,505			1,865,910			1,933,661

Total Liabilities and Shareholders’ Equity	$16,498,451			$16,274,274			$16,475,804

Net interest income/net interest margin (fully taxable equivalent)		142,416	3.78%		128,123	3.45%		140,045	3.67%

Tax equivalent adjustment		(3,906)			(4,007)			(3,952)

Net interest income		$138,510			$124,116			$136,093

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	March 31 2010	March 31 2009	December 31 2009	March 31 2009	December 31 2009
Loans, by type:
Real estate - commercial mortgage	$4,306,270	$4,048,847	$4,240,436	6.4%	1.6%
Commercial - industrial, financial and agricultural	3,686,405	3,655,970	3,713,926	0.8%	(0.7%)
Real estate - home equity	1,640,912	1,698,599	1,645,524	(3.4%)	(0.3%)
Real estate - construction	962,175	1,229,841	1,018,057	(21.8%)	(5.5%)
Real estate - residential mortgage	940,652	957,556	925,660	(1.8%)	1.6%
Consumer	362,212	360,919	370,258	0.4%	(2.2%)
Leasing and other	73,160	89,554	75,453	(18.3%)	(3.0%)

Total Loans, net of unearned income	$11,971,786	$12,041,286	$11,989,314	(0.6%)	(0.1%)

Deposits, by type:
Noninterest-bearing demand	$1,973,146	$1,657,658	$1,991,210	19.0%	(0.9%)
Interest-bearing demand	1,981,653	1,754,003	1,969,681	13.0%	0.6%
Savings deposits	2,847,427	2,058,021	2,772,340	38.4%	2.7%
Time deposits	5,202,975	5,432,676	5,415,169	(4.2%)	(3.9%)

Total Deposits	$12,005,201	$10,902,358	$12,148,400	10.1%	(1.2%)

Short-term borrowings, by type:
Federal funds purchased	$399,560	$792,001	$101,349	(49.6%)	294.2%
Customer repurchase agreements	248,982	246,429	260,962	1.0%	(4.6%)
Customer short-term promissory notes	223,439	337,069	255,776	(33.7%)	(12.6%)
Federal Reserve Bank borrowings and other	—	141,565	—	N/A	—

Total Short-term borrowings	$871,981	$1,517,064	$618,087	(42.5%)	41.1%

N/A - Not applicable

FULTON FINANCIAL CORPORATION

ASSET QUALITY INFORMATION (UNAUDITED)

dollars in thousands

	Quarter Ended
	March 31 2010	March 31 2009	December 31 2009
ALLOWANCE FOR CREDIT LOSSES:

Balance at beginning of period	$257,553	$180,137	$241,721

Loans charged off:
Real estate - construction	(20,553)	(12,242)	(12,017)
Commercial - industrial, agricultural and financial	(2,981)	(10,622)	(10,078)
Real estate - commercial mortgage	(2,344)	(3,960)	(2,055)
Real estate - residential mortgage and home equity	(1,391)	(1,937)	(2,224)
Consumer	(2,078)	(2,076)	(3,103)
Leasing and other	(645)	(946)	(1,366)

Total loans charged off	(29,992)	(31,783)	(30,843)
Recoveries of loans charged off:
Real estate - construction	315	112	842
Commercial - industrial, agricultural and financial	436	904	25
Real estate - commercial mortgage	128	10	8
Real estate - residential mortgage and home equity	1	1	1
Consumer	552	429	384
Leasing and other	261	253	395

Recoveries of loans previously charged off	1,693	1,709	1,655

Net loans charged off	(28,299)	(30,074)	(29,188)
Provision for loan losses	40,000	50,000	45,020

Balance at end of period	$269,254	$200,063	$257,553

Net charge-offs to average loans (annualized)	0.95%	1.00%	0.97%

NON-PERFORMING ASSETS:

Non-accrual loans	$242,423	$198,765	$238,360
Loans 90 days past due and accruing	43,603	47,284	43,359

Total non-performing loans	286,026	246,049	281,719
Other real estate owned	26,228	23,189	23,309

Total non-performing assets	$312,254	$269,238	$305,028

NON-PERFORMING LOANS, BY TYPE:
Real estate - construction	$79,527	$93,425	$92,841
Commercial - industrial, agricultural and financial	78,365	50,493	69,604
Real estate - commercial mortgage	70,565	59,899	61,052
Real estate - residential mortgage and home equity	42,302	31,365	45,748
Consumer	15,086	10,316	12,319
Leasing	181	551	155

Total non-performing loans	$286,026	$246,049	$281,719

ASSET QUALITY RATIOS:

Non-accrual loans to total loans	2.03%	1.66%	1.99%
Non-performing assets to total loans and OREO	2.60%	2.24%	2.54%
Non-performing assets to total assets	1.90%	1.63%	1.83%
Allowance for credit losses to loans outstanding	2.25%	1.67%	2.15%
Allowance for credit losses to non-performing loans	94.14%	81.31%	91.42%
Non-performing assets to tangible common shareholders’ equity and allowance for credit losses	23.71%	23.71%	24.00%